united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

INNEALTA CAPITAL GLOBAL ALL ASSET OPPORTUNITY FUND

INNEALTA CAPITAL TACTICAL FIXED INCOME FUND

Annual Report

December 31, 2014

www.innealtacapital.com

1 (855) USE-ETFS

Distributed by Northern Lights Distributors, LLC

Member FINRA

PERFORMANCE REVIEW

The Innealta Capital Global All Asset Opportunity Fund (formerly the Innealta Capital Risk Based Opportunity Moderate Fund effective 12/30/2014) Class I Shares reported a 6.26% gain on a total-return year-to-date basis through 12.31.14. This compares to a gain of 4.97% for the Fund’s benchmark, which is a 60/40 split between the MSCI All Country World exUSA Net Index and the Barclays Capital U.S. Aggregate Bond Index (BarCap Aggregate).

Total return data comprise weaker selection among global equity markets (greater emphasis on underperforming non-U.S. markets), and similarly weaker selection within global fixed income markets (underweight longer-duration U.S. exposures). While commodity exposures also weighted performance, REIT and additional tactical exposures more than offset both areas of weaker relative total return.

The Innealta Capital Tactical Fixed Income Fund Class I Shares reported a -1.19% total return during the nine-month period ended 12.31.14 (the Fund’s inception was 03.31.14). This compares to a gain of 4.05% for the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (BarCap Aggregate).

While the Investment Committee maintained moderate exposure to intermediate-duration investment U.S. corporate securities through the year, the portfolio did not participate as fully in the capital gains resulting from the flattening of the term structure to the extent that did the benchmark BarCap Aggregate. Meantime, emerging market debt faced increasing pressure through the year, with the non-USD exposures particularly sensitive to the negative sentiment, while our U.S. short-term HY exposures were weighted by an expansion in spreads.

YEAR IN REVIEW

More than seven years have passed since the most recent global financial crisis began. Even as we head into 2015, the progression of monetary policy normalization remains highly uncertain, with Europe taking the baton from the Fed and running with its own QE program, joining Japan in furthering extraordinary monetary support.

Understandable are their hopes. The prospects for broad gains in macroeconomic growth are weak, with arguments for incremental weakness gaining credibility. Even so, we continue to believe the transmission mechanism from QE to prosperity is not as the central banks would think, and that, ultimately, the results will prove disappointing. This potentially disorienting environment in our view demands a calm demeanor as much as it does quick decision-making. Against this backdrop, the Innealta Investment Committee maintained a conservative stance in fiscal 2014 to preserve flexibility.

Portfolio Positioning

Global All Asset Opportunity Fund

During 2014, decisions in regard to allocations within the Fund express shifts at both tactical stages. Earlier in the year, the Investment Committee revisited the longer-term secular tactical asset allocation during the quarter, choosing to complement existing exposures with some that are new to the portfolios. The Committee chose to add exposures to two commodity sectors: Agricultural and Industrial Metals. The Investment Committee also chose to introduce Gold exposure to the portfolios, while enhancing the REIT allocation by adding to and diversifying the former exposure to U.S.-specific REITS with an allocation to international REITs. Fixed income trades varied along the risk spectrum, but broadly included several shifts sought to maximize expected return and minimize portfolio risk through diversification.

Tactical equity decisions during the year include various overweight/underweight trades among regional equity markets, in addition to shorter-term tactical trades in other asset classes.

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1

Tactical Fixed Income Fund

Against the backdrop referenced above in the Year in Review, the Innealta Investment Committee maintained a conservative stance in fiscal 2014 to preserve flexibility. Consistent with the observation that domestic economic trends were to remain weak while the global macroeconomic backdrop was more frail than it had been in decades, the Investment Committee expected yields on U.S. Treasury bonds to trade in a narrow range. This belief, hardly bold in its stance and seemingly well-supported by macroeconomic evidence, proved inaccurate, as yields on long-dated U.S. Treasury bonds declined through much of the year, a trend that proved the more powerful driver of the benchmark’s performance for the year. The 30-year bond yield actually peaked on 12.31.13 at 3.97% and continued downward for the most part rather steadily to end the year at 2.75%. The story for the 10-year Treasury was not dissimilar, with a peak on that same date of 3.03% and a year-end close of 2.17%.

In light of this, throughout 2014, the Investment Committee maintained exposures consistent with a relatively cautious stance on risk exposures, focusing on those fixed income sectors that presented sufficiently attractive yield opportunities. Through much of the year, in addition, when taking into account expected global macroeconomic and geopolitical dynamics, the Team found it imperative to seek a careful balance between exposure to credit and duration. By focusing on sector selection to enhance yield, improve diversification and maintain conservative posturing, the Committee attempted to minimize potential impacts from widening spreads and steepening term structures. Favoring shorter-duration domestic exposures to enhance portfolio yield, the Committee also sought attractive yield/duration tradeoffs and diversification opportunities among emerging market exposures. Nonetheless, the group maintained a heightened sensitivity to credit risk, given the potential for spreads to widen on changes in rate expectations and macroeconomic growth to disappoint. While a substantial portion of the portfolio remained invested in short-term, highly liquid exposures, in addition to floating rate and mortgage-backed exposures, the Committee also retained allocations to U.S. intermediate-term investment grade corporate and U.S. short-term high yield debt. Finally, the team maintained broad exposure to emerging market debt, denominated in local currency and USD.

December was a particularly volatile month for both emerging-market and U.S. high-yield fixed income. Contributing to the malaise were compounding trends in foreign exchange rates, oil prices and geopolitical stress. The inevitable consequence of heightened investor fear, these trends drove asset flows away from emerging-market and high-yield debt toward U.S. Treasuries. Credit yield increases were not as significant as spread increases due to the reduction in Treasury yields, which we found a result of both flight to quality and muted economic growth expectations. The knowledge of the potential for such shifts in investor preference in part drove our own partiality to lower-duration exposures in the credit markets, relative to the benchmark. That preference mollified the price dynamics (relative to longer-duration exposures) that came about among the high-yield segments as a result of the widening.

While we revisit our investment themes with renewed focus on the evolving risk characteristics of our preferred fixed income allocations, our long-term outlook on our allocations to these markets remain intact. As we remain vigilant of these risks, we continue to believe that our duration, credit and yield tradeoffs will prove themselves for our clients in the coming months, quarters and year.

LOOKING FORWARD...

In the final months of 2014, capital markets hinted at their truer nature in terms of volatility. Even so, markets remain far calmer than the Investment Committee believes warranted by the risks presented by the global investment environment, which include still simmering geopolitical tensions, challenged macroeconomic growth stories around the globe, and broadly stretched equity market valuations. While the Investment Committee continues to monitor the range of exposures available to the Innealta Funds for attractive risk-relative return opportunities, the broader stance remains one of conservatism in light of these risks.

The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS, ABS, and CMBS sectors. Fixed income securities are subject to risks including inflationary and interest rate changes, among others.

The MSCI All Country World exUSA Net Index is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the United States.

Unmanaged index returns do not reflect any fees, expenses or sales charges and you cannot invest directly in an index.

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2

INNEALTA CAPITAL GLOBAL ALL ASSET OPPORTUNITY FUND

PORTFOLIO REVIEW (Unaudited)

December 31, 2014

The Fund’s performance figures* for the periods ended December 31, 2014, compared to its benchmarks:

	One	Inception**-
	Year	December 31, 2014
Innealta Capital Global All Asset Opportunity Fund – Class A	5.99%	6.06%
Innealta Capital Global All Asset Opportunity Fund – Class A with load	(0.15)%	1.16%
Innealta Capital Global All Asset Opportunity Fund – Class I	6.26%	6.33%
Innealta Capital Global All Asset Opportunity Fund – Class N	6.06%	6.12%
Barclays Capital U.S. Aggregate Bond Index	5.97%	4.62%
MSCI All Country World exUSA Net Index	4.17%	9.30%
Blended Benchmark Index***	4.97%	7.49%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, are 312.11%, 312.11%, and 311.86% for Class A, Class N, and Class I shares, respectively, per the December 30, 2014 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.92%, 1.92%, and 1.67% for Class A, Class N and Class I shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	Class A, Class I and Class N shares commenced operations on September 30, 2013.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

The MSCI All Country World exUSA Net Index is a free float-adjusted market capitalization index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The MSCI All Country World Index Ex-U.S. consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

***	The Blended Benchmark Index represents a blend of 60% MSCI All Country World exUSA Net Index and 40% Barclays Capital U.S. Aggregate Bond Index.
3

INNEALTA CAPITAL GLOBAL ALL ASSET OPPORTUNITY FUND

PORTFOLIO REVIEW (Unaudited)(Continued)

December 31, 2014

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets

Debt Funds	64.7%
Equity Funds	13.7%
Commodity Funds	9.8%
Other, Cash & Cash Equivalents	11.8%
100.0%

*	Please refer to the Portfolio of Investments in this Annual Report for more detailed analysis of the Fund’s Holdings.
4

INNEALTA CAPITAL TACTICAL FIXED INCOME FUND

PORTFOLIO REVIEW (Unaudited)

December 31, 2014

The Fund’s performance figures* for the period ended December 31, 2014, compared to its benchmarks:

Since Inception**-
December 31, 2014
Innealta Capital Tactical Fixed Income Fund – Class A	(1.25)%
Innealta Capital Tactical Fixed Income Fund – Class A with load	(6.92)%
Innealta Capital Tactical Fixed Income Fund – Class I	(1.19)%
Innealta Capital Tactical Fixed Income Fund – Class N	(1.38)%
Barclays Capital U.S. Aggregate Bond Index	4.05%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions, if any. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses, including acquired fund fees and expenses, are 1.41%, 1.41%, and 1.16% for Class A, Class N, and Class I shares, respectively, per the March 31, 2014 prospectus. After fee waivers, the Fund’s total annual operating expenses are 1.24%, 1.24%, and 0.99% for Class A, Class N and Class I shares, respectively. For performance information current to the most recent month-end, please call toll-free 1-855-873-3837 (1-855-USE-ETFS).

**	Inception date is March 31, 2014.

The Barclays Capital U.S. Aggregate Bond Index is commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated investment grade fixed-rate taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments. The index contains approximately 8,200 fixed income issues and is valued at around $15 trillion, representing 43% of the total U.S. bond market.

Comparison of the Change in Value of a $10,000 Investment

5

INNEALTA CAPITAL TACTICAL FIXED INCOME FUND

PORTFOLIO REVIEW (Unaudited)(Continued)

December 31, 2014

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Debt Funds	90.2%
Other, Cash & Cash Equivalents	9.8%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for more detailed analysis of the Fund’s Holdings.

6

Innealta Capital Global All Asset Opportunity Fund

PORTFOLIO OF INVESTMENTS

December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 88.2%
	COMMODITY FUNDS - 9.8%
6,263	iShares Gold Trust *	$71,649
2,764	PowerShares DB Agriculture Fund *	68,796
4,102	PowerShares DB Base Metals Fund *	65,222
3,509	United States Oil Fund LP *	71,443
		277,110
	DEBT FUNDS - 64.7%
2,777	iShares Emerging Markets High Yield Bond ETF	131,102
5,446	iShares Floating Rate Bond ETF	275,241
2,600	iShares MBS ETF	284,232
1,259	iShares TIPS Bond ETF	141,021
11,237	Market Vectors Emerging High Yield Bond Fund ETF	260,024
1,256	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	126,642
9,089	SPDR Barclays Short Term High Yield Bond ETF	262,763
2,095	Vanguard Intermediate-Term Corporate Bond ETF	180,380
2,122	Vanguard Short-Term Bond ETF	169,654
		1,831,059
	EQUITY FUNDS - 13.7%
1,639	Direxion Daily Developed Markets Bull 3X Shares *	93,702
2,823	Direxion Daily Emerging Markets Bull 3X Shares *	64,788
339	Direxion Daily Mid Cap Bull 3X Shares *	33,225
444	Direxion Daily Real Estate Bull 3X Shares *	35,018
815	Direxion Daily S&P 500 Bull 3X *	71,581
259	Direxion Daily Small Cap Bull 3X Shares	20,961
1,276	Vanguard Global ex-U.S. Real Estate ETF	68,292
		387,567

	TOTAL EXCHANGE TRADED FUNDS (Cost $2,550,828)	2,495,736

	SHORT-TERM INVESTMENT - 9.9%
280,731	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.03% ^ (Cost $280,731)	280,731

	TOTAL INVESTMENTS - 98.1% (Cost $2,831,559) (a)	$2,776,467
	OTHER ASSETS LESS LIABILITIES - 1.9%	53,973
	NET ASSETS - 100.0%	$2,830,440

*	Non-income producing investment.

^	Money market fund; interest rate reflects seven-day effective yield on December 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $2,873,099 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$41,503
Unrealized Depreciation:	(138,135)
Net Unrealized Depreciation:	$(96,632)

See accompanying notes to financial statements.

7

Innealta Capital Tactical Fixed Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2014

Shares		Value
	EXCHANGE TRADED FUNDS - 90.2%
	DEBT FUNDS - 90.2%
5,680	iShares Emerging Markets High Yield Bond Fund ETF	$268,153
16,108	iShares Floating Rate Bond ETF	814,098
4,953	iShares MBS ETF	541,462
23,293	Market Vectors Emerging Markets High Yield Bond ETF	539,000
12,688	Market Vectors Emerging Markets Local Currency Bond ETF	268,605
5,352	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	539,642
37,400	SPDR Barclays Short Term High Yield Bond ETF	1,081,234
6,290	Vanguard Intermediate-Term Corporate Bond ETF	541,569
8,820	Vanguard Short-Term Bond ETF	705,159
	TOTAL EXCHANGE TRADED FUNDS (Cost $5,460,617)	5,298,922

	SHORT-TERM INVESTMENT - 8.0%
467,530	BlackRock Liquidity Funds T-Fund Portfolio, to yield 0.03%^ (Cost $467,530)	467,530

	TOTAL INVESTMENTS - 98.2% (Cost $5,928,147) (a)	$5,766,452
	OTHER ASSETS LESS LIABILITIES - 1.8%	107,131
	NET ASSETS - 100.0%	$5,873,583

^	Money market fund; interest rate reflects seven-day effective yield on December 31, 2014.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $5,928,206 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$9,061
Unrealized Depreciation:	(170,815)
Net Unrealized Depreciation:	$(161,754)

See accompanying notes to financial statements.

8

Innealta Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Innealta Capital	Innealta Capital
	Global All Asset	Tactical Fixed
	Opportunity Fund	Income Fund
ASSETS
Investment securities:
At cost	$2,831,559	$5,928,147
At value	$2,776,467	$5,766,452
Due from Adviser	53,761	39,576
Receivable for Fund shares sold	—	50,786
Dividends and interest receivable	5,478	16,204
Prepaid expenses & other assets	20,038	24,213
TOTAL ASSETS	2,855,744	5,897,231

LIABILITIES
Fees payable to other affiliates	5,500	4,828
Due to custodian	417	417
Payable for Fund shares redeemed	—	156
Distribution (12b-1) fees payable	180	756
Accrued expenses and other liabilities	19,207	17,491
TOTAL LIABILITIES	25,304	23,648
NET ASSETS	$2,830,440	$5,873,583

Net Assets Consist Of:
Paid in capital	$2,913,597	$6,030,724
Undistributed net investment income	335	1,531
Accumulated net realized gain (loss) from security transactions	(28,400)	3,023
Net unrealized appreciation (depreciation) of investments	(55,092)	(161,695)
NET ASSETS	$2,830,440	$5,873,583

See accompanying notes to financial statements.

9

Innealta Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2014

	Innealta Capital	Innealta Capital
	Global All Asset	Tactical Fixed
	Opportunity Fund	Income Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$405,803	$537,507
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	39,112	55,056
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.38	$9.76
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (b)	$11.01	$10.36

Class I Shares:
Net Assets	$1,922,861	$2,479,010
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	185,142	253,938
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.39	$9.76

Class N Shares:
Net Assets	$501,776	$2,857,066
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	48,338	292,904
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.38	$9.75

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 2.00%.

(b)	On investments of $1 million or more, the maximum sales charge will not apply. Instead, the investment may be subject to 1.00% contingent deferred sales charge.

See accompanying notes to financial statements.

10

Innealta Capital Funds

STATEMENTS OF OPERATIONS

For the Periods Ended December 31, 2014

	Innealta Capital	Innealta Capital
	Global All Asset	Tactical Fixed
	Opportunity Fund	Income Fund (a)
INVESTMENT INCOME
Dividends	$43,995	$78,512
Interest	11	17
TOTAL INVESTMENT INCOME	44,006	78,529

EXPENSES
Investment advisory fees	17,166	10,081
Distribution (12b-1) fees:
Class A	1,680	271
Class N	427	2,672
Transfer agent fees	59,433	32,333
Administration & fund accounting fees	44,757	32,491
Registration fees	52,698	36,751
Shareholder reporting expense	15,219	6,505
Audit fees	14,000	14,000
Legal fees	9,835	43,016
Trustees’ fees	8,401	6,559
Custody fees	4,998	3,707
Non 12b-1 shareholder servicing	408	272
Insurance expense	357	968
Compliance officer fees	277	1,587
Other expenses	3,107	3,234
TOTAL EXPENSES	232,763	194,447

Less: Fees waived/reimbursed by the Adviser	(209,194)	(176,459)

NET EXPENSES	23,569	17,988
NET INVESTMENT INCOME	20,437	60,541

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) from:
Security transactions	(10,472)	(39)
Distributions of realized gains from underlying investment companies	835	3,062
	(9,637)	3,023
Net change in unrealized depreciation on:
Investments	(54,384)	(161,695)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(64,021)	(158,672)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,584)	$(98,131)

(a)	The Innealta Capital Tactical Fixed Income Fund commenced operations on March 31, 2014.

See accompanying notes to financial statements.

11

Innealta Capital Global All Asset Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013 (a)
FROM OPERATIONS
Net investment income	$20,437	$54
Net realized gain (loss) from security transactions	(10,472)	1,825
Distributions of realized gains from underlying investment companies	835	40
Net change in unrealized depreciation of investments	(54,384)	(708)
Net increase (decrease) in net assets resulting from operations	(43,584)	1,211

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(2,773)	(571)
Class I	(12,731)	(571)
Class N	(3,433)	(571)
From net investment income:
Class A	(4,217)	(15)
Class I	(12,882)	(31)
Class N	(2,974)	(15)
Net decrease in net assets from distributions to shareholders	(39,010)	(1,774)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	1,723,550	25,000
Class I	1,974,190	25,000
Class N	615,119	24,979
Net asset value of shares issued in reinvestment of distributions
Class A	6,889	586
Class I	6,063	602
Class N	6,306	586
Payments for shares redeemed
Class A	(1,310,629)	—
Class I	(49,015)	—
Class N	(137,656)	—
Redemption fee proceeds
Class A	824	—
Class I	940	—
Class N	263	—
Net increase in net assets from shares of beneficial interest	2,836,844	76,753

TOTAL INCREASE IN NET ASSETS	2,754,250	76,190

NET ASSETS
Beginning of Period	76,190	—
End of Period*	$2,830,440	$76,190
* Includes undistributed net investment income of:	$335	$—

(a)	The Innealta Capital Global All Asset Opportunity Fund commenced operations on September 30, 2013.

See accompanying notes to financial statements.

12

Innealta Capital Global All Asset Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	December 31, 2014	December 31, 2013 (a)
SHARE ACTIVITY - CLASS A
Shares sold	161,746	2,500
Shares reinvested	659	59
Shares redeemed	(125,852)	—
Net increase in shares of beneficial interest outstanding	36,553	2,559

SHARE ACTIVITY - CLASS I
Shares sold	186,566	2,500
Shares reinvested	581	61
Shares redeemed	(4,566)	—
Net increase in shares of beneficial interest outstanding	182,581	2,561

SHARE ACTIVITY - CLASS N
Shares sold	58,089	2,498
Shares reinvested	605	59
Shares redeemed	(12,913)	—
Net increase in shares of beneficial interest outstanding	45,781	2,557

(a)	The Innealta Capital Global All Asset Opportunity Fund commenced operations on September 30, 2013.

See accompanying notes to financial statements.

13

Innealta Capital Tactical Fixed Income Fund

STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
December 31, 2014 (b)
FROM OPERATIONS
Net investment income	$60,541
Net realized loss from security transactions	(39)
Distributions of realized gains from underlying investment companies	3,062
Net change in unrealized depreciation of investments	(161,695)
Net decrease in net assets resulting from operations	(98,131)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(4,911)
Class I	(24,041)
Class N	(30,058)
Net decrease in net assets from distributions to shareholders	(59,010)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	546,340
Class I	3,095,032
Class N	3,188,250
Net asset value of shares issued in reinvestment of distributions
Class A	4,911
Class I	22,683
Class N	29,838
Payments for shares redeemed
Class A	(10)
Class I	(581,752)
Class N	(275,351)
Redemption fee proceeds
Class A	62
Class I	290
Class N	431
Net increase in net assets from shares of beneficial interest	6,030,724

TOTAL INCREASE IN NET ASSETS	5,873,583

NET ASSETS
Beginning of Period	—
End of Period*	$5,873,583
* Includes undistributed net investment income of:	$1,531

(b)	The Innealta Capital Tactical Fixed Income Fund commenced operations on March 31, 2014.

See accompanying notes to financial statements.

14

Innealta Capital Tactical Fixed Income Fund

STATEMENT OF CHANGES IN NET ASSETS (Continued)

For the
Period Ended
December 31, 2014 (b)
SHARE ACTIVITY - CLASS A
Shares sold	54,555
Shares reinvested	502
Shares redeemed	(1)
Net increase in shares of beneficial interest outstanding	55,056

SHARE ACTIVITY - CLASS I
Shares sold	309,737
Shares reinvested	2,313
Shares redeemed	(58,112)
Net increase in shares of beneficial interest outstanding	253,938

SHARE ACTIVITY - CLASS N
Shares sold	317,394
Shares reinvested	3,046
Shares redeemed	(27,536)
Net increase in shares of beneficial interest outstanding	292,904

(b)	The Innealta Capital Tactical Fixed Income Fund commenced operations on March 31, 2014.

See accompanying notes to financial statements.

15

Innealta Capital Global All Asset Opportunity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	December 31,	December 31,
Class A	2014	2013 (1)
Net asset value, beginning of period	$9.92	$10.00

Activity from investment operations:
Net investment income (2)(7)	0.09	0.01
Net realized and unrealized gain on investments	0.49 (9)	0.15
Total from investment operations	0.58	0.16

Less distributions from:
Net investment income	(0.06)	(0.01)
Net realized gains	(0.07)	(0.23)
Total distributions	(0.13)	(0.24)

Paid in capital from redemption fees (2)	0.01	—

Net asset value, end of period	$10.38	$9.92

Total return (3)	5.99%	1.56	% (8)

Net assets, at end of period (000s)	$406	$25

Ratio of gross expenses to average net assets (4)(6)	11.86%	311.68	% (5)
Ratio of net expenses to average net assets (6)	1.49%	1.49	% (5)
Ratio of net investment income to average net assets (6)(7)	0.84%	0.20	% (5)

Portfolio turnover rate	169%	124	% (8)

(1)	The Innealta Capital Global All Asset Opportunity Fund’s Class A shares commenced operations on September 30, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not Annualized.

(9)	The amount of net gain on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the year.

See accompanying notes to financial statements.

16

Innealta Capital Global All Asset Opportunity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	December 31,	December 31,
Class I	2014	2013 (1)
Net asset value, beginning of period	$9.92	$10.00

Activity from investment operations:
Net investment income (2)(7)	0.15	0.01
Net realized and unrealized gain on investments	0.46 (9)	0.15
Total from investment operations	0.61	0.16

Less distributions from:
Net investment income	(0.08)	(0.01)
Net realized gains	(0.07)	(0.23)
Total distributions	(0.15)	(0.24)

Paid in capital from redemption fees (2)	0.01	—

Net asset value, end of period	$10.39	$9.92

Total return (3)	6.26%	1.62	% (8)

Net assets, at end of period (000s)	$1,923	$25

Ratio of gross expenses to average net assets (4)(6)	14.07%	311.43	% (5)
Ratio of net expenses to average net assets (6)	1.24%	1.24	% (5)
Ratio of net investment income to average net assets (6)(7)	1.42%	0.45	% (5)

Portfolio turnover rate	169%	124	% (8)

(1)	The Innealta Capital Global All Asset Opportunity Fund’s Class I shares commenced operations on September 30, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not Annualized.

(9)	The amount of net gain on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the year.

See accompanying notes to financial statements.

17

Innealta Capital Global All Asset Opportunity Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended	Period Ended
	December 31,	December 31,
Class N	2014	2013 (1)
Net asset value, beginning of period	$9.92	$10.00

Activity from investment operations:
Net investment income (2)(7)	0.14	0.01
Net realized and unrealized gain on investments	0.44 (9)	0.15
Total from investment operations	0.58	0.16

Less distributions from:
Net investment income	(0.07)	(0.01)
Net realized gains	(0.07)	(0.23)
Total distributions	(0.14)	(0.24)

Paid in capital from redemption fees (2)	0.02	—

Net asset value, end of period	$10.38	$9.92

Total return (3)	6.06%	1.56	% (8)

Net assets, at end of period (000s)	$502	$25

Ratio of gross expenses to average net assets (4)(6)	16.68%	311.68	% (5)
Ratio of net expenses to average net assets (6)	1.49%	1.49	% (5)
Ratio of net investment income to average net assets (6)(7)	1.31%	0.20	% (5)

Portfolio turnover rate	169%	124	% (8)

(1)	The Innealta Capital Global All Asset Opportunity Fund’s Class N shares commenced operations on September 30, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not Annualized.

(9)	The amount of net gain on investments (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the year.

See accompanying notes to financial statements.

18

Innealta Capital Tactical Fixed Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Class A	Class I	Class N
	Period Ended	Period Ended	Period Ended
	December 31, 2014 (1)	December 31, 2014 (1)	December 31, 2014 (1)
Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income (2)(7)	0.26	0.22	0.22
Net realized and unrealized loss on investments	(0.38)	(0.34)	(0.36)
Total from investment operations	(0.12)	(0.12)	(0.14)

Less distributions from:
Net investment income	(0.12)	(0.12)	(0.11)
Total distributions	(0.12)	(0.12)	(0.11)

Paid in capital from redemption fees (2)(9)	0.00	0.00	0.00

Net asset value, end of period	$9.76	$9.76	$9.75

Total return (3)(8)	(1.25)%	(1.19)%	(1.38)%

Net assets, at end of period (000s)	$538	$2,479	$2,857

Ratio of gross expenses to average net assets (4)(5)(6)	6.96%	9.94%	9.28%
Ratio of net expenses to average net assets (5)(6)	0.98%	0.73%	0.98%
Ratio of net investment income to average net assets (5)(6)(7)	3.46%	2.91%	2.91%

Portfolio turnover rate (8)	3%	3%	3%

(1)	The Innealta Capital Tactical Fixed Income Fund’s Class A, Class I, and Class N shares commenced operations on March 31, 2014.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(5)	Annualized.

(6)	Does not include the expenses of other investment companies in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Not Annualized.

(9)	Less than $0.005.

See accompanying notes to financial statements.

19

Innealta Capital Funds

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

1.	ORGANIZATION

The Innealta Capital Global All Asset Opportunity Fund (formerly Innealta Capital Risk Based Opportunity Moderate Fund) (“AAO”) and Innealta Capital Tactical Fixed Income Fund (“TFI”) (the “Funds”), are each a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. AAO seeks long term capital appreciation and income. TFI seeks risk adjusted total return. AAO commenced operations on September 30, 2013. TFI commenced operations on March 31, 2014.

The Funds currently offer Class A shares, Class I shares and Class N shares. Class I and Class N shares are offered at net asset value without an initial sales charge. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class A and Class N shares are subject to a 0.25% Rule 12b-1 distribution and servicing fee. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board

20

Innealta Capital Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset values. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the

21

Innealta Capital Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure fair value of all of their investments on a recurring basis. GAAP establishes the hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Funds’ assets measured at fair value:

22

Innealta Capital Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

Innealta Capital Global All Asset Opportunity Fund

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,495,736	$—	$—	$2,495,736
Short-Term Investment	280,731	—	—	280,731
Total	$2,776,467	$—	$—	$2,776,467

Innealta Capital Tactical Fixed Income Fund

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,298,922	$—	$—	$5,298,922
Short-Term Investment	467,530	—	—	467,530
Total	$5,766,452	$—	$—	$5,766,452

There were no transfers into or out of Level 1, Level 2, and Level 3 during the period. It is the Funds’ policy to recognize transfers into or out of all levels at the end of the reporting period.

The Funds did not hold any Level 3 securities during the period.

*	See each Fund’s Portfolio of Investments for classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013), or expected to be taken in the Funds’ 2014 tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds

23

Innealta Capital Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,197,867 and $2,693,812, respectively, for AAO. For the period ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,538,072 and $77,416, respectively, for TFI.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

AFAM Capital, Inc. (formerly known as Al Frank Asset Management, Inc.) (the Innealta Capital Division) serves as the Funds’ Investment Adviser (the “Adviser”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses

24

Innealta Capital Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of AAO and 0.49% of TFI average daily net assets. For the year ended December 31, 2014, AAO incurred $17,166 in advisory fees. For the period ended December 31, 2014, TFI incurred $10,081 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until April 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse AAO and TFI for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses of investing in underlying funds, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed the following:

	Class A	Class I	Class N
AAO	1.49%	1.24%	1.49%
TFI	0.98%	0.73%	0.98%

If the Adviser waives any fee or reimburses any expenses pursuant to the Waiver Agreement, and either Fund’s operating expenses are subsequently lower than their respective expense limitation, the Adviser shall be entitled to reimbursement by the Fund(s) provided that such reimbursement does not cause that Fund’s operating expenses to exceed the respective expense limitation. If either Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for such Fund(s) shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended December 31, 2014, the Adviser waived and reimbursed expenses of $209,194 for AAO. For the period ended December 31, 2014, the Adviser waived and reimbursed expenses of $176,459 for TFI.

The following amounts are subject to recapture by the Funds by the following dates:

	12/31/2016	12/31/2017
AAO	$59,319	$209,194
TFI	N/A	$176,459

Distributor - The Board has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets of each Fund’s Class A and Class N shares. The Funds will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2014, AAO incurred distribution fees of

25

Innealta Capital Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

$1,680 for Class A and $427 for Class N. For the period ended December 31, 2014, TFI incurred distribution fees of $271 for Class A and $2,672 for Class N. The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of GFS. On sales of AAO’s Class A shares for the year ended December 31, 2014, the Distributor received $3,226 from front-end sales charges of which $286 was retained by the underwriter or other affiliated broker dealers. On sales of TFI’s Class A shares for the period ended December 31, 2014, the Distributor received $1,383 from front-end sales charges of which $123 was retained by the underwriter or other affiliated broker dealers.

Administration, Fund Accounting, Transfer Agent - Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

Amounts owed to GFS under these arrangements as of December 31, 2014 are reported in the Statements of Assets and Liabilities as Fees payable to other affiliates.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the specific Fund in which the short-term redemption occurs. For the year ended December 31, 2014 AAO assessed $2,027 in redemption fees. For the period ended December 31, 2014 TFI assessed $783 in redemption fees.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of the control of a Fund, under section 2(a)(9) of the Act. As of December 31, 2014, NFS held 51.1% of the voting securities of AAO and Charles Schwab held 27.0% of the voting securities of TFI. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

26

Innealta Capital Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2014

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year or periods ended December 31, 2014 and December 31, 2013 was as follows:

	12/31/2014			12/31/2013
	Ordinary	Long-Term		Ordinary	Long-Term
Portfolio	Income	Capital Gains	Total	Income	Capital Gains	Total
AAO	$38,957	$53	$39,010	$1,774	$—	$1,774
TFI	59,010	—	59,010

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	October	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Forwards	Differences	Loss	(Depreciation)	Earnings/(Deficits)
AAO	$13,148	$327	$—	$—	$—	$(96,632)	$(83,157)
TFI	1,551	3,062	—	—	—	(161,754)	(157,141)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains/losses and unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and adjustments for grantor trusts.

Permanent book and tax differences primarily attributable to adjustments for publicly traded partnerships and grantor trusts resulted in reclassification for the period ended December 31, 2014 as follows:

	Undistributed	Accumulated
	Net Investment	Net Realized
Portfolio	Income	Gains (Loss)
AAO	$(29)	$29
TFI	—	—

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Innealta Capital Global All Asset Opportunity Fund (formerly Innealta Capital Risk Based Opportunity Moderate Fund) and Innealta Capital Tactical Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Innealta Capital Global All Asset Opportunity Fund (the “Fund”), a series of shares of beneficial interest in Northern Lights Fund Trust II, including the portfolio of investments, as of December 31, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 30, 2013 (commencement of operations) through December 31, 2013. We have also audited the accompanying statement of assets and liabilities of Innealta Capital Tactical Fixed Income Fund (the “Fund”), a series of shares of beneficial interest in Northern Lights Fund Trust II, including the portfolio of investments, as of December 31, 2014, and the related statements of operations and changes in net assets and the financial highlights for the period March 31, 2014 (commencement of operations) through December 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Innealta Capital Global All Asset Opportunity Fund and Innealta Capital Tactical Fixed Income Fund as of December 31, 2014, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
March 2, 2015
28

Innealta Capital Funds

EXPENSE EXAMPLES (Unaudited)

December 31, 2014

As a shareholder of Innealta Capital Global All Asset Opportunity Fund and Innealta Capital Tactical Fixed Income Fund, you incur two types of costs: (1) transaction costs including sales loads and redemption fees; and (2) ongoing costs, including advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Innealta Capital Global All Asset Opportunity Fund and Innealta Capital Tactical Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning		Expenses Paid	Expense Ratio
	Account	Ending	During Period	During Period
	Value	Account Value	7/1/14-	7/1/14–
Actual	7/1/14	12/31/14	12/31/14*	12/31/14**
Innealta Capital Global All Asset Opportunity Fund:
Class A	$1,000.00	$ 986.40	$ 7.46	1.49%
Class I	1,000.00	987.90	6.21	1.24%
Class N	1,000.00	987.00	7.46	1.49%

Innealta Capital Tactical Fixed Income Fund:
Class A	$1,000.00	$ 972.00	$ 4.87	0.98%
Class I	1,000.00	971.60	3.63	0.73%
Class N	1,000.00	970.70	4.87	0.98%
29

Innealta Capital Funds

EXPENSE EXAMPLES (Unaudited) (Continued)

December 31, 2014

	Beginning		Expenses Paid	Expense Ratio
	Account	Ending	During Period	During Period
	Value	Account Value	7/1/14-	7/1/14–
Hypothetical (5% return before Expenses)	7/1/14	12/31/14	12/31/14*	12/31/14**
Innealta Capital Global All Asset Opportunity Fund:
Class A	$1,000.00	$ 1,017.69	$ 7.58	1.49%
Class I	1,000.00	1,018.95	6.31	1.24%
Class N	1,000.00	1,017.69	7.58	1.49%

Innealta Capital Tactical Fixed Income Fund:
Class A	$1,000.00	$ 1,020.27	$ 4.99	0.98%
Class I	1,000.00	1,021.53	3.72	0.73%
Class N	1,000.00	1,020.27	4.99	0.98%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 184/365.

**	Annualized.
30

Innealta Capital Global All Asset Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2014

FACTORS CONSIDERED IN THE APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 23, 2013 the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement between the Trust, on behalf of the Innealta Risk Based Opportunity Moderate Fund (the “Fund”) and AFAM Capital, Inc. (“AFAM”) (the “AFAM Advisory Agreement”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the AFAM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the AFAM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the AFAM Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, select financial information of AFAM, bibliographic information regarding AFAM’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information. Based on their evaluation of the information provided by AFAM, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AFAM Advisory Agreement with respect to the Fund.

The Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and they met with such counsel separately from fund management.

In considering the approval of the Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. During discussions with AFAM, the Board reviewed materials provided by AFAM relating to AFAM’s proposed Advisory Agreement with the Trust, including a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment process. The Board then discussed the extent of AFAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered AFAM’s specific responsibilities in all aspects of the day-to-day management of the Fund. Additionally, the Board received satisfactory responses from the representatives of AFAM with respect to a series of important questions, including: whether AFAM is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether AFAM has

31

Innealta Capital Global All Asset Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by AFAM of its practices for monitoring compliance with the Fund’s investment limitations, noting that AFAM’s CCO would periodically review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under AFAM’s compliance program. The Board then reviewed the capitalization of AFAM based on financial information and other materials provided and discussed with AFAM and concluded that AFAM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund. The Board concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the AFAM Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by AFAM were satisfactory.

Performance. The Board considered AFAM’s past performance as well as other factors relating to AFAM’s track record. The Board reviewed the performance of AFAM’s composite track records for its proposed strategy, noting that performance was acceptable. The Board concluded that AFAM was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by AFAM, the Board reviewed and discussed a comparison of the Fund’s proposed management fee and overall expense ratio to a peer group of funds constructed by AFAM with similar investment objectives and strategies. The Board reviewed the proposed contractual arrangements for the Fund, which stated that AFAM had agreed to waive or limit its management fee and/or reimburse expenses at least until April 30, 2015, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.49%, 1.49%, 1.24% and 1.74% of the each Fund’s average net assets, for Class A shares, Class N shares, Class I shares and Class R shares respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that the advisory fees and expense caps for the Fund was fair and reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by AFAM. After review and discussion, including discussion regarding portfolio manager expenses, the Board concluded that based on the services provided by AFAM and the projected growth of the Fund, the fees were reasonable and that anticipated profits from AFAM’s relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed AFAM’s expectations for growth of the Fund. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from AFAM as the Trustees believed to be reasonably necessary to evaluate the terms of the AFAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board,

32

Innealta Capital Global All Asset Opportunity Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

including a majority of the Independent Trustees, determined that, with respect to the Advisory Agreement, (a) the terms of the Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Advisory Agreement is in the best interests of the Fund and its shareholders. In considering the approval of the AFAM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the AFAM Advisory Agreement was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement.

33

Innealta Capital Tactical Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2014

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 28-29, 2014, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Investment Advisory Agreement between the Trust, on behalf of the Innealta Capital Tactical Fixed Income Fund (the “Innealta Capital Tactical Fixed Income”), and AFAM Capital, Inc.(“AFAM” or the “Adviser”) (“AFAM Advisory Agreement”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the AFAM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the AFAM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the AFAM Advisory Agreement and comparative information relating to the advisory fees and other expenses of Innealta Capital Tactical Fixed Income. The materials also included due diligence materials relating to AFAM (including due diligence questionnaires completed by AFAM, AFAM’s Forms ADV, select financial information of AFAM, bibliographic information regarding the AFAM’s key management and investment advisory personnel, and comparative fee information relating to Innealta Capital Tactical Fixed Income) and other pertinent information. Based on their evaluation of information provided by AFAM, in conjunction with the Innealta Capital Tactical Fixed Income’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the AFAM Advisory Agreement.

At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the AFAM Advisory Agreement with respect to Innealta Capital Tactical Fixed Income and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting. In their deliberations considering the AFAM Advisory Agreement, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances.

Nature, Extent and Quality of Services. During the discussions with AFAM, the Board reviewed materials provided by AFAM relating to the AFAM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Innealta Capital Tactical Fixed Income including the team of individuals that primarily monitor and execute the investment process. The Board then discussed the extent of AFAM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered AFAM’s specific responsibilities in all aspects of the day-to-day management of Innealta Capital Tactical Fixed Income. Additionally, the Board received satisfactory responses from the representatives of AFAM with respect to a series of important questions, including: whether AFAM is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Innealta Capital Tactical Fixed Income; and whether AFAM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the descriptions provided by AFAM of its practices for monitoring compliance with the Fund’s investment limitations, noting that AFAM’s CCO will periodically review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under AFAM’s compliance program. The Board

34

Innealta Capital Tactical Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

then reviewed the capitalization of AFAM based on financial information and other materials provided and discussed with AFAM and concluded that AFAM was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund. The Board concluded that AFAM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the AFAM Advisory Agreement with respect to the Fund and that the nature, overall quality and extent of the management services to be provided by AFAM were satisfactory and reliable.

Performance. The Board considered AFAM’s past performance as well as other factors relating to AFAM’s track record. The Board reviewed the performance of AFAM’s composite track records for the proposed strategy, noting that performance was acceptable. The Board concluded that AFAM was expected to obtain an acceptable level of investment return to shareholders.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by AFAM, the Board reviewed and discussed a comparison of Innealta Capital Tactical Fixed Income’s proposed management fee and overall expense ratio to a peer group of funds constructed by AFAM with similar investment objectives and strategies. The Board reviewed the proposed contractual arrangements for Innealta Capital Tactical Fixed Income, which stated that AFAM had agreed to waive or limit its management fee and/or reimburse expenses at least until April 30, 2015, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 0.98%, 0.98%, 0.73% and 1.23% of Innealta Capital Tactical Fixed Income’s average net assets, for Class A shares, Class N shares, Class I shares and Class R shares respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that the advisory fees and expense caps for Innealta Capital Tactical Fixed Income were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to AFAM with respect to Innealta Capital Tactical Fixed Income based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by AFAM. With respect to AFAM, the Board concluded that based on the services provided and the projected growth of Innealta Capital Tactical Fixed Income, the fees were reasonable and that anticipated profits from AFAM’s relationship with Innealta Capital Tactical Fixed Income were not excessive.

Economies of Scale. As to the extent to which Innealta Capital Tactical Fixed Income will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed AFAM’s expectations for growth of Innealta Capital Tactical Fixed Income. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the AFAM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from AFAM as the Trustees believed to be reasonably necessary to evaluate the terms of the AFAM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the AFAM Advisory Agreement, (a) the terms of the AFAM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the AFAM Advisory Agreement is in the best interests of Innealta Capital Tactical Fixed Income and its shareholders. In considering the approval of the AFAM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the AFAM Advisory Agreement was in the best interests of Innealta Capital Tactical Fixed Income and its

35

Innealta Capital Tactical Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

shareholders as appropriate. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the AFAM Advisory Agreement.

36

Innealta Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2014

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	31	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	31	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	31	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	31	Orizon Investment Counsel (financial services company) Board Member
37

Innealta Capital Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

December 31, 2014

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	31	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 - 2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012)	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1 (855) 873-3837.

12/31/14-NLII-V2

38

Privacy Policy

Rev. April 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603
39

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar Holdings, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
40

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-USE-ETFS or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-USE-ETFS.

INVESTMENT ADVISER
AFAM Capital, Inc.
12117 FM 2244, Building 3, Suite 170
Austin, Texas 78738

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) Registrant's board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2014 - $25,000

2013 - $ 7,200

(b)	Audit-Related Fees

2014 – None

2013 – None

(c)	Tax Fees

2014 – $4,000

2013 – $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2014 – None

2013 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2013
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $4,000
2013 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

 Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 3/12/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President

Date 3/12/15

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Treasurer

Date 3/12/15